UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 AUGUST 14, 2002
                Date of report (date of earliest event reported)




                              QUADRAMED CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                        0-21031                    52-1992861

 (State or Other             (Commission File Number)          (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)



22 PELICAN WAY, SAN RAFAEL, CALIFORNIA                                   94901
(Address of Principal Executive Offices)                              (Zip Code)

                                 (415) 482-2100
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.   Other Items.

By press release dated August 14, 2002, QuadraMed Corporation ("QuadraMed") provided further information regarding the delay in restating its consolidated financial statements for the fiscal years ended December 31, 2000 and 2001, and the interim period ended March 31, 2002, and in filing its Securities and Exchange Commission Quarterly Report on Form 10-Q for the period ending June 30, 2002. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  Exhibit.

         Exhibit No.      Description

         99.1 QuadraMed Press Release dated August 14, 2002 entitled, "More Information On Quadramed Restatement Delay"


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    August 15, 2002                    QUADRAMED CORPORATION


                                            By:   /s/ Michael H. Lanza
                                                  -------------------------
                                                  Michael H. Lanza
                                                  Executive Vice President
                                                  and Corporate Secretary

                                                               EXHIBIT 99.1


                                                          QUADRAMED CORPORATION
                                                                         (Logo)

FOR IMMEDIATE RELEASE

                       CONTACT: Jack R. Ripsteen, Director of Investor Relations
                                415/482-2211
                                jripsteen@quadramed.com

                 MORE INFORMATION ON QUADRAMED RESTATEMENT DELAY

San Rafael, California - Wednesday, August 14, 2002 - QuadraMed Corporation (Nasdaq: QMDC) provided further information on its earlier announcement today regarding the delay in restating its consolidated financial statements for the fiscal years ended December 31, 2000 and 2001, and the interim period ended March 31, 2002, and in filing its Securities and Exchange Commission Quarterly Report on Form 10-Q for the period ending June 30, 2002.

The Company stated that it was in the process of interviewing forensic accountants to assist the Company in obtaining additional information relating to the Company's accounting records and, among other things, assist in the reconstruction of corporate records related to many of the Company's acquisitions prior to 2000. One possible outcome of this process is the reclassification of intangible assets and a change in amortization expense in past, current, or future periods. The Company also said that it would review all of its existing software contracts to determine whether the language conforms to present and past revenue recognition methodologies. This could result in deferral or acceleration of revenue recognition and could affect reported revenue in past, current, or future periods.

In addition to these new matters, the Company previously announced on August 12, 2002, that its restatement was to be delayed because of the following items:

o The previously announced changes in revenue recognition on software term licenses and the deferral of revenue on certain software sales.

o The timing and classification of certain non-recurring charges from prior years.

o The previously announced recognition of other than temporary impairment of QuadraMed's equity investment in VantageMed Corporation (Nasdaq SmallCap:
     VMDC).

o The previously announced decline in cash surrender value of insurance policies associated with SERP and Split-Dollar obligations to former management.

o The reclassification of certain previously reported discontinued operations to income from continuing operations.

o Certain severance expenses due to accelerated vesting of restricted stock in 2000.

QuadraMed expects to make further announcements regarding the status of its restatement efforts in the coming days.


Cautionary Statement on Risks Associated With Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "intend," "plan," "estimate," "may," "should," "could," and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update of revise any forward-looking statement.

Important factors that could cause QuadraMed's actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) QuadraMed's quarterly operating results may vary, (ii) QuadraMed's stock price may be volatile, (iii) QuadraMed's investments are subject to market risk, (iv) QuadraMed faces product development risks from rapid technological changes, (v) QuadraMed's products may be subject to bugs and other errors, (vi) QuadraMed's intellectual property and technology may be subject to infringement claims or be infringed upon, (vii) QuadraMed's products and services, particularly those sold to government entities and those sold to customers receiving government reimbursement, are subject to scrutiny, regulation, and possible future regulation by state and federal governments;
(viii) increased competition for QuadraMed's products and services, and (ix) QuadraMed may need to use its cash balances to repurchase or redeem its subordinated convertible debentures. QuadraMed does not intend this list of important factors to be exhaustive and advises investors that it discusses other risks and uncertainties that could cause QuadraMed's actual results to differ from these forward-looking statements in its periodic reports filed with the Securities and Exchange Commission ("SEC"). These SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC's EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).


About QuadraMed Corporation

QuadraMed is dedicated to developing information technology and providing consulting services that help healthcare professionals deliver outstanding patient care with optimum efficiency. Offering real-world solutions for every aspect of acute care information management, QuadraMed has four main product lines: Affinity(R) Healthcare Information System, Quantim(R) Health Information Management Software and Services, Complysource(R) Compliance Solutions, and Chancellor(TM) Financial Products and Services. Behind our products and services are nearly 1000 professionals whose healthcare experience has earned QuadraMed the trust and loyalty of its many customers. To find out more about QuadraMed, visit www.quadramed.com.

Note to Editors: QuadraMed, Affinity, Quantim, and Complysource are registered trademarks of QuadraMed Corporation. Chancellor is a trademark of QuadraMed Corporation. All other trademarks and registered trademarks are the properties of their respective holders.



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